REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into effective as of May 4, 2017, by and among Fusion Connect, Inc., a Delaware corporation (the “Company”), BCHI Holdings, LLC, a Georgia limited liability company (the “Initial Stockholder”), and each Person (as defined below) that becomes a party to this Agreement by delivering to the Company a duly executed joinder to this Agreement in the form attached hereto as Exhibit A or such other form approved by the Company having the same effect thereof pursuant to Section 6.1 (together with Initial Stockholder, each, a “Stockholder,” and, collectively, the “Stockholders”).

RECITALS

A. The Company is party to a Merger Agreement, dated as of August 26, 2017, by and among Birch Communications Holdings, Inc., Fusion BCHI Acquisition LLC and the Company (the “Merger Agreement”).

B. Pursuant to the terms of the Merger Agreement, the Initial Stockholder will acquire shares (the “Closing Shares”) of the Company’s common stock, $0.01 par value per share (the “Company Common Stock”).

C. In connection with the transactions contemplated by the Merger Agreement, the Company has agreed to provide the registration rights provided in this Agreement.

D. The Company and the Stockholders are entering into this Agreement to set forth the terms and conditions applicable to such registration rights.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Company and the Initial Stockholder agree as follows:

ARTICLE I
DEFINITIONS

Capitalized terms not otherwise defined herein have the meaning set forth in the Merger Agreement. As used in this Agreement, the following terms have the following meanings:

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Business Day” means any day other than a weekend or public holiday.

“Closing Shares” has the meaning set forth in the recitals.

“Closing Shares Registration Statement” means the Company’s Registration Statement on Form S-1 or S-3 (or a successor form) that covers the resale, to be made on a delayed or continuous basis, of Closing Shares representing no greater than 25% of the total number of all Closing Shares that constitute Registrable Securities (and may include other Registrable Securities held by the other Stockholders, as set forth herein), under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Closing Shares Shelf Expiration” has the meaning set forth in Section 2.1.

“Company” has the meaning set forth in the preamble and shall include the Company’s successors.

“Company Common Stock” has the meaning set forth in the recitals.

“Controlling Person” has the meaning set forth in Section 5.1.

“Demand Registration” has the meaning set forth in Section 2.2.

“Demand Registration Request” has the meaning set forth in Section 2.2.

“Demand Registration Statement” means a Registration Statement filed by the Company with the SEC pursuant to Section 2.2 hereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as amended from time to time.

“Immediate Family” means, with respect to any individual, such individual’s spouse, parents, parents-in-law, descendants, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law.

“Initiating Stockholder” has the meaning set forth in Section 2.2.

“Merger Agreement” has the meaning set forth in the recitals.

“NASDAQ” means The NASDAQ Stock Market, LLC.

“Partner Distribution” has the meaning set forth in Section 2.2.

“Permitted Interruption” has the meaning set forth in Section 2.6(c).

“Permitted Transferee” means, (a) with respect to any Stockholder that is an individual, (i) members of the Immediate Family of such Stockholder or (ii) any trust or partnership established solely for the benefit of the Immediate Family Member of such Stockholder, or (b) with respect to any Stockholder that is not an individual, an Affiliate (other than any “portfolio company” described below) of such Stockholder; provided, however, that in no event shall any “portfolio company” (as such term is customarily used among institutional investors) of any Stockholder or any entity controlled by any portfolio company of any Stockholder constitute a “Permitted Transferee” of such Stockholder.

“Person” means an individual, limited liability company, association, joint stock company, partnership, corporation, trust, estate or unincorporated organization.

“Piggyback Registration” has the meaning set forth in Section 2.3.

“Piggyback Stockholders” has the meaning set forth in Section 2.3.

“Registrable Securities” means all shares of Company Common Stock held by the Stockholders at any time, including the Closing Shares, and any shares of Company Common Stock issued or issuable to any Stockholder with respect thereto by way of stock dividend or distribution, stock split, or in connection with any combination of shares, recapitalization, merger, share exchange, conversion, consolidation or similar transaction (including pursuant to Article I of the Merger Agreement), whether now owned or acquired by Stockholders or acquired at a later time; provided, however, that any such shares of Company Common Stock shall cease to be Registrable Securities (i) when they have been sold pursuant to a Registration Statement, (ii) when they have been sold pursuant to Rule 144 of the Securities Act, (iii) with respect to any Stockholder, at such time as the entire amount of such Stockholder’s Registrable Securities may be sold in a single sale, in the opinion of counsel satisfactory to the Company and such holder, each in their reasonable judgment, without any limitation as to volume pursuant to Rule 144 of the Securities Act, (iv) when they have been transferred to any Person other than a Permitted Transferee to whom registration rights are assigned in accordance with Section 6.1 hereof, or (v) when they have ceased to be outstanding.

“Registration Expenses” has the meaning set forth in Section 3.7.

“Registration Statement” means the Closing Shares Registration Statement, a Demand Registration Statement and any other registration statement prepared and filed with the SEC pursuant to Article II hereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Required Stockholders” means the holders of at least a majority of the Registrable Securities held by the Stockholders.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as amended from time to time.

“Shelf Takedown” has the meaning set forth in Section 2.1.

“Stockholder(s)” has the meaning set forth in the preamble, and such term shall include any transferee to whom registration rights granted pursuant to this Agreement are validly assigned pursuant to Section 6.1 hereof.

“Underwritten Offering” means a registered underwritten offering in which securities of the Company are sold to one or more underwriters for reoffering to the public.

“WKSI” means a “well-known seasoned issuer” as defined in Rule 405 promulgated by the SEC.

ARTICLE II

CLOSING SHARES REGISTRATION STATEMENT;

Demand and Piggyback Rights

Section 2.1 Closing Shares Registration Statement. The Company shall prepare the Closing Shares Registration Statement and file it with the SEC, and shall use reasonable best efforts to cause the Closing Shares Registration Statement to be declared effective by the SEC no later than 120 days from the date hereof. The Company shall use reasonable best efforts to cause the Closing Shares Registration Statement to remain effective (subject to Section 2.6(c)) until the earlier to occur of (i) the date on which all Registrable Securities included within the Closing Shares Registration Statement have been sold (other than to a Permitted Transferee to whom registration rights are effectively assigned in accordance with Section 6.1 hereof) or (ii) the fifth (5th) anniversary of the date that the Closing Shares Registration Statement is declared effective by the SEC (the end of such period, the “Closing Shares Shelf Expiration”). The Stockholders who hold Registrable Securities each shall be entitled, at any time and from time to time when the Closing Shares Registration Statement is effective, to sell such Registrable Securities pursuant to such Closing Shares Registration Statement (a “Shelf Takedown”). The resale of shares of Registrable Securities pursuant to the Closing Shares Registration Statement may from time to time from and after the date the Closing Shares Registration Statement is declared effective by the SEC and until the Closing Shelf Expiration, upon the written request of any Stockholder that holds, together with its Affiliates, at least a simple majority of the Registrable Securities issued pursuant to the transactions contemplated by the Merger Agreement to such Stockholder and its Affiliates and included under the Closing Shares Registration Statement, be an underwritten offering; provided, however, that the Company shall not be required to effect an underwritten Shelf Takedown unless the gross proceeds from the sale of Registrable Securities in such offering are reasonably expected to be at least $10,000,000 (without regard to any underwriting discount or commission); and provided, further, that the Company shall not be required to effect more than one (1) underwritten Shelf Takedown in any 90-day period or more than three (3) underwritten Shelf Takedowns in any 365-day period. In the event that any Stockholder requests an underwritten Shelf Takedown pursuant to this Section 2.1 (the “Requesting Stockholder”), then the other Stockholders, if any, in each of such Stockholder’s discretion, shall have the right to participate in such underwritten Shelf Takedown of Registrable Securities registered under the Closing Shares Registration Statement, subject to this Section 2.1, and (ii) the Company shall promptly notify each of the Stockholders (other than the Requesting Stockholder) of such underwritten Shelf Takedown, and such Stockholders shall have five (5) Business Days after receipt of such notice to request, by written notice to the Company and the Requesting Stockholder, that Registrable Securities held by such Stockholder and registered pursuant to the Closing Shares Registration Statement be sold pursuant to such proposed underwritten Shelf Takedown. The Company and the Stockholders shall use their reasonable best efforts to cooperate in taking any customary actions necessary or appropriate, including making necessary filings with the SEC, to permit any such Stockholder to participate in such proposed underwritten Shelf Takedown in such circumstances. If the Closing Shares Registration Statement ceases to be effective for any reason at any time prior to the Closing Shares Shelf Expiration, the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Closing Shares Registration Statement in a manner to obtain the withdrawal of the order suspending the effectiveness thereof. In any underwritten Shelf Takedown, the majority of the Stockholders requesting such underwritten Shelf Takedown shall have the right to select the plan of distribution, to select one counsel for the selling Stockholders and to designate the lead managing underwriter in connection with any underwritten Shelf Takedown pursuant to such registration and each other managing underwriter for any such underwritten Shelf Takedown; provided, that in each case, each such underwriter is reasonably satisfactory to the Company, which approval shall not be unreasonably withheld or delayed. If the managing underwriters advise the Requesting Stockholder and the Company that, in their opinion, the number of shares of Common Stock requested to be included in such underwritten Shelf Takedown exceeds the amount that can be sold in such underwritten Shelf Takedown without adversely affecting the distribution (including the timing and/or price at which the Registrable Securities can be sold) of the shares of Company Common Stock being offered, such underwritten offering will include only the number of shares of Company Common Stock that the underwriters advise can be sold in such underwritten offering without having an adverse effect on the distribution (including the timing and/or price at which the Registrable Securities can be sold) of the shares of Company Common Stock being offered. The Company will include in such underwritten Shelf Takedown pursuant to the Closing Shares Registration Statement, to the extent of the number of shares of Company Common Stock which the Requesting Stockholder and the Company are so advised can be sold in such underwritten Shelf Takedown, the Registrable Securities of the Stockholders, pro rata, on the basis of the number of shares of Company Common Stock requested to be included by such Stockholders.

Section 2.2 Demand Registration Rights. As of and after the Closing Shares Shelf Expiration, each Stockholder shall have the right to require the Company to file one or more registration statements under the Securities Act covering all or any part of its and its Affiliates’ Registrable Securities (a “Demand Registration”) by delivering a written request (the “Demand Registration Request”) therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof (each such Stockholder so requesting a Demand Registration, an “Initiating Stockholder”). Any Demand Registration Request may request that the Company register Registrable Securities on an appropriate form, including a long-form registration statement on Form S-1 (or any similar long-form registration statement), a shelf registration statement, and, if the Company is a WKSI, an automatic shelf registration statement; provided, however, that the Company shall only be obligated to register such Registrable Securities if the sale of the Registrable Securities requested to be registered by such Stockholder is reasonably expected to result in aggregate gross cash proceeds of at least $20,000,000 (without regard to any underwriting discount or commission); and provided, further, that unless otherwise approved by the Board, the Company shall not be obligated to file a Registration Statement relating to any registration request under this Section 2.2 within a period of 180 days after the effective date of any other Registration Statement. The Company shall, as promptly as reasonably practicable (subject to Section 2.6(c)), use its reasonable best efforts to file with the SEC (no later than forty five (45) days from the Company’s receipt of the applicable Demand Request) and cause to be declared effective such registration under the Securities Act of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, including a distribution to, and resale by, the members or partners of the Initial Stockholder (a “Partner Distribution”), and (y) if requested by the Stockholders, obtain acceleration of the effective date of the registration statement relating to such registration. The Company shall use reasonable best efforts to cause any Registration Statement filed pursuant to this Section 2.2 (subject to Section 2.6(c) hereof) to remain effective until the earlier of (i) the date on which all Registrable Securities included within such Registration Statement have been sold (other than to a Permitted Transferee to whom registration rights are effectively assigned in accordance with Section 6.1 hereof) and (ii) the expiration of 180 days (or, if such registration is a shelf-registration statement that permits sales of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, one (1) year) from the date such Registration Statement first becomes effective (exclusive of any period during which the holders of Registrable Securities are prohibited or impaired from disposition of Registrable Securities by reason of the occurrence of a Permitted Interruption), at which time the Company shall have the right to deregister any of such securities that remain unsold. The Company shall, at the request of any Stockholder (including to effect a Partner Distribution), file any prospectus supplement or post-effective amendments, or include in the initial Registration Statement any disclosure or language, or include in any prospectus supplement or post-effective amendment any disclosure or language, and otherwise take any action, reasonably deemed necessary or advisable by such Stockholder (including to effect a Partner Distribution). Notwithstanding anything contained herein to the contrary, the Company shall not be required to effect more than five (5) Demand Registrations pursuant to this Section 2.2.

Section 2.3 Piggyback Registration Rights. If the Company at any time proposes to register any securities (whether pursuant to the exercise of Demand Registration rights by a Stockholder of the Company or at the initiative of the Company) under the Securities Act (other than the Closing Shares Registration Statement solely as provided in Section 2.1) in connection with a public offering of such securities for cash, whether for its own account or for the account of other securityholders, and the form of registration statement to be used may be used for the registration of Registrable Securities held by the Stockholders, the Company shall give prompt written notice of its intention to do to each Stockholder at least fifteen (15) Business Days prior to filing any registration statement, and the Stockholders (“Piggyback Stockholders”), may, by written notice to the Company, request that any or all Registrable Securities not otherwise registered pursuant to a Registration Statement (other than the Closing Shares Registration Statement solely as provided in Section 2.1) be included in such proposed registration of securities by the Company under the Securities Act (a “Piggyback Registration”). Upon the written request of any such Piggyback Stockholder, made within ten (10) Business Days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Piggyback Stockholder and the intended method of distribution thereof), the Company shall, subject to this Section 2.3, use its reasonable best efforts to cause all such Registrable Securities, the Piggyback Stockholders of which have so requested the registration thereof, to be registered under the Securities Act with the securities which the Company at the time proposes to register to permit the sale or other disposition by the Piggyback Stockholders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto. There is no limitation on the number of such Piggyback Registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration of Registrable Securities effected under this Section 2.3 shall relieve the Company of its obligations to effect Demand Registrations under Section 2.2 hereof.

Section 2.4 Additional Demand Registrations. If the Company effects the registration of less than all of the Registrable Securities requested to be included by the Initiating Stockholder in a Demand Registration under Section 2.2, then the Stockholders shall be entitled to request an additional Demand Registration with respect to such Registrable Securities that were not so registered. If the Company withdraws or suspends any Demand Registration pursuant to Section 2.6(c) before the expiration of such Demand Registration pursuant to Section 2.2, and before all of the Registrable Securities covered by such Demand Registration have been sold pursuant thereto, the Initiating Stockholder shall be entitled to request an additional Demand Registration with respect to such Registrable Securities that were not so sold. Any such additional Demand Registration shall be requested and effected in the manner and subject to the procedures that applied with respect to the Demand Registration that was the subject of the cutback in Section 3.4.

Section 2.5 Effective Registration Statement. A Demand Registration pursuant to Section 2.2 shall not be deemed to have been effected unless (i) a Registration Statement with respect thereto has become effective and, after it has become effective, such Demand Registration is not interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, and (ii) the sale of Registrable Securities contemplated thereby (if underwritten) has been consummated.

Section 2.6 Limitations on Demand and Piggyback Rights.

(a) With respect to any registrations requested pursuant to Section 2.2 or Section 2.3, the Company may include in such registration any other equity securities of the Company. Notwithstanding anything in this Agreement to the contrary, the Stockholders will not have piggyback or other registration rights with respect to registered primary offerings by the Company (i) covered by a Form S-8 Registration Statement (or a successor form) applicable to employee benefit-related offers and sales, (ii) where the securities are not being sold for cash, (iii) covered by a registration statement on Form S-4 (or successor form) or (iv) relating to a corporate reorganization pursuant to Rule 145 promulgated by the SEC.

(b) Any demand for the filing of a Registration Statement will be subject to the constraints of any customary and reasonable lockup arrangements entered into by the Company in connection with a then pending underwritten offering, and such demand must be deferred until such lockup arrangements no longer apply. If a demand has been made under this Article II, no further demands may be made so long as the related offering is still being pursued in good faith.

(c) The Company may postpone the filing of any Registration Statement or suspend the effectiveness of any Registration Statement (including, without limitation, the Closing Shares Registration Statement), any amendment or post-effective amendment thereto or prospectus supplement for a reasonable “blackout period” not in excess of 60 days if the board of directors of the Company determines in good faith that such registration, offering, amendment or supplement (i) would materially interfere with a bona fide business, financing or acquisition (including any merger, reorganization, consolidation, tender offer or similar transaction) transaction of the Company because it would be reasonably likely to require premature disclosure of material, nonpublic information, the premature disclosure of which the board of directors reasonably determines in the exercise of its good faith judgment (and not for the avoidance of its obligations under this Agreement) would not be in the best interests of the Company, or (ii) could not be effected by the Company in compliance with the applicable financial statement requirements under the Securities Act or Exchange Act (such event described in this Section 2.6(c) during which the Company is not required to make such filing, amendment or supplement is herein referred to as a “Permitted Interruption”); provided, however, that the Company shall not postpone the filing of a demanded Registration Statement or suspend the effectiveness of any Registration Statement pursuant to this Section 2.6 more than once in any 90-day period. If a Permitted Interruption affects a Registration Statement during the period such Registration Statement remains effective, the Company agrees to notify each of the Stockholders so affected by a Permitted Interruption in writing as promptly as practicable upon each of the commencement and the termination of each Permitted Interruption. The Company shall not be required in such notice of a Permitted Interruption to disclose the cause for such Permitted Interruption, and each Stockholder agrees, subject to applicable law, that it will not disclose receipt of such notice of Permitted Interruption to any Person. Each Stockholder agrees that, upon receipt of any such notice from the Company, such Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until the earlier of (i) such Stockholder’s receipt of the Company’s notice as to the termination of the Permitted Interruption and (ii) 90 days after receipt of the original notice of a Permitted Interruption. In the event of a Permitted Interruption, the duration of the applicable period in which a Registration Statement is to remain effective shall be extended by the number of days of such period. The Company shall reimburse each holder of Registrable Securities for all reasonable and documented out-of pocket costs and expenses incurred by such Stockholder in connection with the postponement or withdrawal of such a filing.

ARTICLE III

Notices, Cutbacks and Other Matters

Section 3.1 Notifications Regarding Registration Statements.  In order for one or more Initiating Stockholders to exercise their right to demand that a Registration Statement be filed, they must so notify the Company in writing indicating the number of shares sought to be registered. The Company will keep the Stockholders contemporaneously apprised of all pertinent aspects of its pursuit of any registration, whether pursuant to a Demand Registration or otherwise, with respect to which a Piggyback Registration opportunity is available. Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain the confidentiality of these discussions.

Section 3.2 Notifications Regarding Registration Piggyback Rights. Subject to Section 2.3, in the event that any sale of shares pursuant to a Registration Statement is underwritten, the Company shall promptly notify each Piggyback Stockholder of such development and the Piggyback Stockholders shall have fifteen (15) days after receipt of such notice to request the registration by the Company under the Securities Act of Registrable Securities not otherwise registered pursuant to a Registration Statement (other than the Closing Shares Registration Statement) in connection with such proposed registration of securities.

Section 3.3 Plan of Distribution; Underwriters. In connection with any Demand Registration, the majority of the Initiating Stockholders participating in such Demand Registration shall have the right to select the plan of distribution, to select one counsel for the selling Stockholders and to designate the lead managing underwriter in connection with any underwritten offering pursuant to such registration and each other managing underwriter for any such underwritten offering; provided, that in each case, each such underwriter is reasonably satisfactory to the Company, which approval shall not be unreasonably withheld or delayed.

Section 3.4 Cutbacks. If the managing underwriters advise the Company and the selling Stockholders that, in their opinion, the number of shares requested to be included in an underwritten offering (other than any resale of Registrable Securities pursuant to the Closing Shares Registration Statement that is an underwritten offering, which shall be subject to Section 2.1) exceeds the amount that can be sold in such offering without adversely affecting the distribution (including the timing and/or price at which the Registrable Securities can be sold) of the shares being offered, such offering will include only the number of shares that the underwriters advise can be sold in such offering without having an adverse effect on the distribution (including the timing and/or price at which the Registrable Securities can be sold) of the shares being offered. The Company will include in such Registration Statement (other than any resale of Registrable Securities pursuant to the Closing Shares Registration Statement that is an underwritten offering, which shall be subject to Section 2.1), to the extent of the number which the Company is so advised can be sold in such offering, first, all securities proposed by the Company, if any, to be sold for its own account; second, Registrable Securities requested by the Stockholders to be included in such Registration Statement, pro rata, on the basis of the number of shares of Company Common Stock requested to be included in such Registration Statement.

Section 3.5 Withdrawals. Even if shares held by a Stockholder have been part of a registered underwritten offering, such Stockholder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the shares being offered for its account. In the event of such a withdrawal, the Company and any Stockholder having the right to participate in such offering may, in their discretion, include additional shares in such offering in replacement of any shares so withdrawn without requiring any further notice or piggyback registration rights with respect to the Stockholder that has withdrawn its shares.

Section 3.6 Lockups. In connection with any underwritten offering of Registrable Securities, (a) the Company (and each of its executive officers and directors) and (b) each Stockholder which is selling shares of Company Common Stock pursuant to its rights hereunder will agree to be bound by the underwriting agreement’s lockup restrictions (which must apply, and continue to apply, in like manner to each of the Company (and each of its executive officers and directors) and Stockholders participating in the underwritten offering) that are agreed to (i) by the Company (if a majority of the shares being sold in such underwritten offering are being sold for its account) or (ii) by Stockholders holding a majority of shares being sold by all Stockholders in such underwritten offering (if a majority of the shares being sold in such underwritten offering are being sold by Stockholders), as applicable.

Section 3.7 Expenses. All costs and expenses incurred in connection with any Registration Statement or registered offering that includes shares held by Stockholders, whether or not a Registration Statement becomes effective or the offering is consummated, including all registration and filing fees, printing expenses, reasonable fees and disbursements of counsel (including the fees and disbursements of one outside counsel for the Stockholders (selected by the holders of the majority of the Registrable Securities to be included in such Registration Statement) and of the independent certified public accountants), and the expense of qualifying such shares under state blue sky laws (all such expenses, the “Registration Expenses”), will be borne by the Company. However, any underwriters’, brokers’ and dealers’ discounts and commissions, or similar fees of securities industry professionals, and applicable transfer taxes, if any, in each case relating to shares sold for the account of a Stockholder will be borne by such Stockholder. Notwithstanding anything herein to the contrary, the Company shall not be required to pay fees and disbursements of any outside counsel retained by any Stockholder or by any underwriter in connection with any Registration Statement or registered offering, except as expressly set forth above in this Section 3.7.

ARTICLE IV

FACILITATING REGISTRATIONS AND OFFERINGS

Section 4.1 General. If the Company becomes obligated under this Agreement to facilitate a registration and offering of shares on behalf of Stockholders, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of shares for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Article IV.

Section 4.2 Registration Statements. In connection with each Registration Statement (including the Closing Shares Registration Statement and any other Registration Statement that is demanded by Stockholders or as to which piggyback rights otherwise apply), the Company will:

(a) prepare and file with the SEC a Registration Statement (or an amendment or supplement to the Closing Shares Registration Statement) covering the applicable shares, (ii) file amendments thereto as warranted, (iii) seek the effectiveness thereof, and (iv) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the Stockholders and as reasonably necessary in order to permit the offer and sale of such shares in accordance with the applicable plan of distribution;

(b) within a reasonable time prior to the filing of any Registration Statement, any prospectus, any amendment to a Registration Statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Stockholders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Stockholders or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Stockholders or any underwriter available for discussion of such documents;

(i) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a prospectus, provide copies of such document to counsel for the Stockholders and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Stockholders or such underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(c) cause each Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement and during the distribution of the registered shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) notify each Stockholder promptly, and, if requested by such Stockholder, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective if such Registration Statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462 promulgated by the Securities Act, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(e) promptly furnish to counsel for each underwriter, if any, and for the respective Stockholders copies of any correspondence with the SEC or any state securities authority relating to the Registration Statement or prospectus;

(f) otherwise comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force); and

(g) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time.

Section 4.3 Due Diligence. In connection with each registration and offering of shares to be sold by Stockholders, the Company will, in accordance with customary practice, make available for inspection by representatives of the Stockholders and underwriters and any counsel or accountant retained by such Stockholder or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise.

Section 4.4 Information from Stockholders. Each Stockholder that holds shares covered by any Registration Statement will furnish to the Company such information regarding itself as is required to be included in the Registration Statement, the ownership of shares by such Stockholder and the proposed distribution by such Stockholder of such shares, and make such customary representations to the Company, as the Company may from time to time reasonably request in writing. Each Stockholder authorizes the Company to include such information in the applicable Registration Statement or other documents prepared or filed in connection therewith. Each Stockholder further agrees to promptly notify the Company of any inaccuracies or changes in the information provided to the Company that it becomes aware of that may occur subsequent to the date hereof at any time while a Registration Statement including shares owned by such Stockholder remains effective. Each Stockholder agrees to distribute Registrable Securities included in the Registration Statement only in the manner described in the applicable Registration Statement.

Section 4.5 Additional Agreements of Stockholders.

(a) Each Stockholder agrees to, following such time that such Stockholder becomes aware, as expeditiously as possible, notify the Company of the occurrence of any event that makes any statement made in any Registration Statement or any related prospectus regarding such Stockholder untrue in any material respect or that requires the making of any changes in either a Registration Statement or prospectus regarding such Stockholder.

(b) Each Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.2(d)(ii) or Section 4.2(d)(iv) hereof, such Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Stockholder’s receipt of the copies of any necessary supplements or amendments to such Registration Statement or applicable prospectus, and, if so directed by the Company, such Stockholder will deliver to the Company all copies in its possession, other than permanent file copies then in such Stockholder’s possession, of the Registration Statement or applicable prospectus covering such Registrable Securities at the time of receipt of such notice. Each Stockholder agrees that in the event it receives any notice from the Company under Section 4.2(d)(ii) or Section 4.2(d)(iv), it will not disclose such fact to any person.

Section 4.6 Non-Closing Shares Registration Statements. In connection with any non-shelf registered offering or shelf registration that is demanded by Stockholders in accordance with Section 2.2 or as to which piggyback rights apply pursuant to Section 2.3, the Company will:

(a) cooperate with the Stockholders selling shares and the sole underwriter or managing underwriter of an underwritten offering shares, if any, to facilitate the timely preparation and delivery of certificates representing the shares to be sold and not bearing any restrictive legends; and enable such shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Stockholders or the sole underwriter or managing underwriter of an underwritten offering of shares, if any, may reasonably request at least five (5) Business Days prior to any sale of such shares;

(b) furnish to each Stockholder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Stockholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the shares; the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Stockholder and underwriter in connection with the offering and sale of the shares covered by the prospectus or the preliminary prospectus;

(c)  (i) use all reasonable efforts to register or qualify the shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Stockholder holding shares covered by a registration statement, shall reasonably request; (ii) use all reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Stockholder to consummate the disposition in each such jurisdiction of such shares owned by such Stockholder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of shares in connection therewith) in any such jurisdiction;

(d) use all reasonable efforts to cause all shares being sold to be qualified for inclusion in or listed on NASDAQ or any other U.S. securities exchange on which shares issued by the Company are then so qualified or listed if so requested by the Stockholders, or if so requested by the underwriter or underwriters of an underwritten offering of shares, if any;

(e) cooperate and assist in any filings required to be made with Financial Industry Regulatory Authority and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(f) use all reasonable efforts to facilitate the distribution and sale of any shares being offered, including by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the lead managing underwriter of an underwritten offering; and

(g) enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such shares and in connection therewith:

(i) make such representations and warranties to the selling Stockholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Stockholder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Stockholders and underwriters;

(iii) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Stockholders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings;

(iv) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Stockholders providing for, among other things, the appointment of such representative as agent for the selling Stockholders for the purpose of soliciting purchases of shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants

The above shall be done at such times as customarily occur in similar non-shelf registered offerings or shelf registrations, as applicable.

ARTICLE V

INDEMNIFICATION

Section 5.1 Indemnification by the Company. In the event of any registration under the Securities Act by any Registration Statement, pursuant to rights granted in this Agreement, of shares held by Stockholders, the Company will hold harmless Stockholders, each director, officer, employee and Affiliate of the Stockholders and each other person, if any, who controls any Stockholder within the meaning of the Securities Act (each, a “Controlling Person”), against any losses, claims, damages, or liabilities (including legal fees and costs of court), joint or several, to which Stockholders or such Controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (a) contained, on its effective date, in any Registration Statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) contained in any preliminary prospectus, if used prior to the effective date of such Registration Statement, or in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement to the final prospectus), or which arise out of or are based upon the omission or alleged omission (if so used) to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading; and will reimburse Stockholders and each such Controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable to any Stockholder or Controlling Persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or such amendment or supplement, solely in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Stockholder specifically for use in the preparation thereof. In connection with any underwritten public offering effected under a Registration Statement, the Company will agree to indemnify the underwriters on terms and conditions customary for such an offering. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party, and shall survive the transfer (in accordance with the terms hereof) of such Registrable Securities by the seller thereof.

Section 5.2 Indemnification by Stockholders. Each Stockholder will, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director, officer, employee and Affiliate of the Company and any Person who controls the Company within the meaning of the Securities Act with respect to any statement or omission from such Registration Statement, or any amendment or supplement to it, if such statement or omission was made solely in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Stockholder specifically regarding such Stockholder for use in the preparation of such Registration Statement or amendment or supplement; provided, however, that such Stockholder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement amendment or supplement, such Stockholder has furnished in writing to the Company information expressly for use in such Registration Statement or prospectus or any amendment or supplement which corrected or made not misleading information previously furnished to the Company. This indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company, its directors, officers or controlling Persons, and shall survive the transfer of such Registrable Securities by the seller thereof. Notwithstanding the foregoing, the liability of any such Stockholder shall not exceed an amount equal to the net proceeds realized by such Stockholder from the sale of Registrable Securities pursuant to such Registration Statement.

Section 5.3 Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article V, the indemnified party will, if a resulting claim is to be made or may be made against and indemnifying party, give written notice to the indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article V, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (b) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 60 days after notice of any such action or proceeding, or (c) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

Section 5.4 Contribution. If the indemnification required by this Article V from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect (a) the relative benefit of the indemnifying and indemnified parties and (b) if the allocation in clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (a) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5.4. Notwithstanding the provisions of this Section 5.4, no indemnifying or contributing party shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public by such party exceeds the amount of any damages which such party has otherwise been required to pay by reason of an untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.

ARTICLE VI

OTHER AGREEMENTS

Section 6.1 Transfer of Rights.

(a) This Agreement is personal to the parties hereto and not assignable or transferable; provided, however, that notwithstanding the foregoing, a Stockholder may assign and transfer its rights and obligations under this Agreement to a Permitted Transferee in connection with a transfer or sale of Registrable Securities to such Person, which assignment or transfer shall only be effective upon receipt by the Company of a duly executed commitment by such Permitted Transferee to be bound by the terms of this Agreement, in the form attached hereto as Exhibit A, in which case this Agreement shall be assigned to, and may be enforced by, such Permitted Transferee, and such Permitted Transferee shall thereupon have all of the rights and obligations of its transferor hereunder.

(b) In the event the Company engages in a merger or consolidation in which the Registrable Securities are converted into securities of another company, and which securities are not tradable without registration under the Securities Act, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Stockholders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will, unless the Required Stockholders otherwise agree, use its best efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

Section 6.2 Limited Liability. Notwithstanding any other provision of this Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory directors, or managing directors, if any, of any Stockholder shall have any personal liability for performance of any obligation of such Stockholder under this Agreement in excess of the respective capital contributions of such members, general partners, limited partners, advisory directors or managing directors to such Stockholder.

Section 6.3 Rule 144. If the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Stockholder, make such information available) and it will take such further action as any Stockholder may reasonably request, so as to enable such Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

Section 6.4 In-Kind Distributions. If any Stockholder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Company will work with such Stockholder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Stockholder.

Section 6.5 No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement that conflicts with the provisions hereof.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Notices. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date so given, if delivered personally, (ii) on the date sent, if delivered by facsimile with telephone confirmation of receipt, (iii) on the second Business Day following the date deposited in the mail if mailed via an internationally recognized overnight courier and (iv) on the fourth (4th) Business Day following the date deposited in the mail if mailed via registered or certified mail, return receipt requested, postage prepaid, in each case, to the other party at the following addresses:

if to any Stockholder, to the address listed on Annex A, with copies (which shall not constitute notice) to the respective persons listed on Annex A.

if to the Company, to:

Fusion Connect, Inc.
420 Lexington Avenue, Suite 17
New York, New York 10170
Attention: James P. Prenetta, Jr., Executive Vice President and General Counsel
Email: jprenetta@fusionconnect.com

Section 7.2 Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

Section 7.3 Use of Terms. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Whenever the words “include”, “included” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof. When used in this Agreement, words such as “herein”, “hereinafter”, “hereof”, “hereto”, and “hereunder” shall refer to this Agreement as a whole, unless the context clearly requires otherwise. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 7.4 Governing Law. This Agreement will be governed and construed in accordance with the internal Laws of the State of Delaware, without regard to any applicable conflict of laws principles (whether of the State of Delaware or any other jurisdiction).

Section 7.5 Consent to Jurisdiction and Service of Process. Each of the parties to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and, in the absence of such jurisdiction, the United States District Court for the District of Delaware, and, in the absence of such federal jurisdiction, the parties consent to be subject to the exclusive jurisdiction of any Delaware state court sitting in New Castle County (together, the “Chosen Courts”), in any action or proceeding arising out of or relating to this Agreement or the Transactions or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the Chosen Courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Chosen Courts, and any appellate court hearing actions or proceedings therefrom, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in the Chosen Courts, and (iv) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Chosen Courts. Each of the parties to this Agreement agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 7.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.6.

Section 7.7 Amendments; Termination. This Agreement may be amended or modified only by an instrument in writing executed by the Company and the Required Stockholders. Any such amendment and modification will apply to all Stockholders equally, without distinguishing between them. This Agreement will terminate as to any Stockholder when it no longer holds any Registrable Securities. This Agreement will no longer be applicable to Registrable Securities that are registered in a public offering on NASDAQ or any other U.S. securities exchange on which Registrable Securities issued by the Company are then so qualified or listed.

Section 7.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby. The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the shares of Company Common Stock granted under any other agreement to the parties hereto.

Section 7.9 Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, including by means of facsimile, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first written above.

FUSION CONNECT, INC.

By: /s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and
          General Counsel

[Signature Page to Registration Rights Agreement]

BCHI HOLDINGS, LLC

By: /s/ Holcombe T. Green, Jr.
Name: Holcombe T. Green, Jr.
Title: Manager

Notices:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

FORM OF JOINDER TO
REGISTRATION RIGHTS AGREEMENT

This JOINDER to the Registration Rights Agreement, dated as of __________, 2017 (the “Registration Rights Agreement”), of Fusion Connect, Inc., a Delaware corporation (the “Company”), is executed on behalf of the undersigned (“Stockholder”), effective as of the date set forth on the signature page below, with reference to the following facts:

A. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

B. Stockholder has acquired Registrable Securities from a Stockholder (in this instance, as defined in the Registration Rights Agreement) (the “Original Stockholder”), is the Permitted Transferee of the Original Stockholder and, in connection with such transfer, the registration rights of such Original Stockholder are being assigned to Stockholder in accordance with the terms of Section 6.1 of the Registration Rights Agreement, and the Registration Rights Agreement requires Stockholder to become a party thereto if Stockholder desires to avail itself of the registration rights therein, and Stockholder agrees to do so in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

1. Agreement to be Bound. Stockholder hereby agrees that upon execution of this Joinder, Stockholder shall become a party to the Registration Rights Agreement as a “Stockholder” and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement applicable to Stockholder and the Registrable Securities held by Stockholder as though an original party thereto.

2. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

3. Notices. For purposes of Section 7.1 of the Registration Rights Agreement, all notices, demands or other communications to Stockholder shall be directed to Stockholder’s address set forth below Stockholder’s signature below.

[Signature Page Follows]

IN WITNESS WHEREOF, Stockholder has executed this Joinder effective as of the date set forth below.

STOCKHOLDER:

By: _________________________

Name:

Title:

ADDRESS:

Date: